UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2020 (August 31, 2020)

PDC Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37419	95-2636730
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1775 Sherman Street, Suite 3000

Denver, Colorado 80203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 860-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	PDCE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on Form 8-K filed with the Securities and Exchange Commission on July 6, 2020 (the “Previous 8-K”), PDC Energy, Inc.’s (the “Company”) Senior Vice President and Chief Operating Officer, Scott J. Reasoner, retired from the Company on August 31, 2020. In connection with his retirement, assuming Mr. Reasoner enters into a Retirement Agreement and General Release of Claims, releasing the Company from any actual and potential claims against the Company, he will receive, among other things, payment of the following amounts over a twelve (12) month period after his retirement: (i) a cash severance payment equal to one (1) times the sum of Mr. Reasoner’s (A) 2020 annual base salary (pre salary reductions implemented in May 2020) and (B) 2020 target bonus, and (ii) eighteen (18) months of continued health care coverage subsidized by the Company.  In addition, all unvested restricted stock units and performance stock units (“PSUs”) held by Mr. Reasoner immediately prior to his retirement will immediately vest, with the unvested PSUs vesting at 100% of target.

Also as disclosed in the Previous 8-K, following Mr. Reasoner’s retirement, David J. Lillo, the Company’s Senior Vice President of Operations, will assume Mr. Reasoner’s duties and responsibilities. As a result, Mr. Lillo will become a participant in the Company’s Executive Severance Compensation Plan and will receive the following compensation: (i) $340,000 annual base salary ($400,000 if senior management team salary reductions are restored), (ii) short term incentive bonus target of 80% of annual base salary, (iii) long term incentive target of 275% of annual base salary (expected to be granted in February 2021) in accordance with historical senior management team equity grant practices, and (iv) other benefits consistent with those provided to other members of the Company’s senior management team.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2020	PDC ENERGY, INC.

	By:	/s/ Nicole Martinet
	Name:	Nicole Martinet
	Title:	General Counsel, Senior Vice President and Corporate Secretary